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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

    Date of Original Report (Date of earliest event reported): April 26, 2000

                                BEACH COUCH, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                       0-25747                 33-0812709
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

94 Rue de Lausanne, CH1202, Geneva, Switzerland
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   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:    011-41-22-9000000
                                                   -----------------------------
     4190 Bonita Road, #105, Bonita, CA                          91902
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         (Former name or former address, if changed since last report.)


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ITEM 1. CHANGES IN CONTROL OF THE REGISTRANT

         On May 5, 2000, the Registrant filed a current report on Form 8-K to report a change in control and Agreement and Plan of Reorganization to acquire Elawenglish.com, Inc. (formerly Elawchina.com, Inc.) a British Virgin Islands corporation ("Elaw").

         As a result of an amendment (described in Item 2, below) to the Agreement and Plan of Reorganization to acquire Elaw, the acquisition will not result in a change in control of the Registrant as originally contemplated. Benny Li, Cocal, Inc. and Roland Shi each resigned from their positions as officers and directors of the Registrant.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         AGREEMENT AND PLAN OF REORGANIZATION. On April 26, 2000, the Registrant executed an Agreement and Plan of Reorganization ("Agreement") with Elaw and certain Stockholders of Elaw pursuant to which 100% of the issued and outstanding shares of common stock of Elaw (20,000,000 shares), held by the three persons identified below, were exchanged on a one share for one share basis for an aggregate of 20,000,000 shares of restricted common stock of the Registrant.

         On June 29, 2000, Registrant and Elaw amended the original Agreement (the "Amendment") as a result of an amendment to a marketing contract between Elaw and Beijing Elawchina Network Technology Co., Ltd. The amended marketing contract no longer provides Elaw an exclusive marketing license and Elaw no longer has the option to purchase 100% of the assets of Beijing Elawchina. Elaw will continue to sell, market, and distribute non-Chinese translations of the contents of Beijing Elawchina's legal educational and consulting information network.

         Under the terms of the Amendment, the 20 million shares of common stock issued to the stockholders of Elaw in exchange for 100% of the issued and outstanding common stock of Elaw was cancelled, and instead 100,000 shares of common stock of the Registrant was issued pursuant to the Amendment.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired. As a result of the Amendment, the acquisition of Elaw is not deemed to involve a significant amount of assets and therefore the financial statements of Elaw are not required.

         (b) Pro Forma Financial Information. As a result of the Amendment, the acquisition of Elaw is not deemed to involve a significant amount of assets and therefore the pro forma financial information of Elaw is not required.



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         (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

         Exhibit No.                Description
         -----------                -----------

              2.1 Agreement and Plan of Reorganization between Beach Couch, Inc., Elawchina.com, Inc. and the individual shareholders of Elawchina.com, Inc.("Benny Li, Cocal, Inc. and Roland Shi"), dated April 26, 2000 (Incorporated by reference to Exhibit 2.1 of Beach Couch's Form 8-K (file no. 0-25747) filed May 5, 2000).

              2.2 Amendment to Agreement and Plan of Reorganization between Beach Couch, Inc., Elawchina.com, Inc. and the individual shareholders of Elawchina.com, Inc.("Benny Li, Cocal, Inc. and Roland Shi"), dated June 29, 2000 (filed herewith).

              10.1 International Distribution Agreement between Beijing Elawchina Network Technology Co., Ltd. and Elawchina.com, Inc. dated March 14, 2000. (Incorporated by reference to Exhibit
                                    10.1 of Beach Couch's Form 8-K (file no.
                                    0-25747) filed May 5, 2000).

              10.2 Amendment to International Distribution Agreement between Beijing Elawchina Network Technology Co., Ltd. and Elawchina.com, Inc., dated June 29, 2000 (filed herewith).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BEACH COUCH, INC.

                                        By:  /s/ Michael A.J. Harrop
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                                           Michael A.J. Harrop, President

Date:  July 14, 2000



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                                 EXHIBIT INDEX

         Exhibit No.                Description
         -----------                -----------

              2.1 Agreement and Plan of Reorganization between Beach Couch, Inc., Elawchina.com, Inc. and the individual shareholders of Elawchina.com, Inc.("Benny Li, Cocal, Inc. and Roland Shi"), dated April 26, 2000 (Incorporated by reference to Exhibit 2.1 of Beach Couch's Form 8-K (file no. 0-25747) filed May 5, 2000).

              2.2 Amendment to Agreement and Plan of Reorganization between Beach Couch, Inc., Elawchina.com, Inc. and the individual shareholders of Elawchina.com, Inc.("Benny Li, Cocal, Inc. and Roland Shi"), dated June 29, 2000 (filed herewith).

              10.1 International Distribution Agreement between Beijing Elawchina Network Technology Co., Ltd. and Elawchina.com, Inc. dated March 14, 2000. (Incorporated by reference to Exhibit
                                    10.1 of Beach Couch's Form 8-K (file no.
                                    0-25747) filed May 5, 2000).

              10.2 Amendment to International Distribution Agreement between Beijing Elawchina Network Technology Co., Ltd. and Elawchina.com, Inc., dated June 29, 2000 (filed herewith).



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